UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 18, 2008

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2008, the Compensation/Management Development Committee of the Company’s Board of Directors confirmed payout amounts under one remaining performance criteria for incentive awards under the Company’s 2001 Long-Term Performance Incentive Plan (“2001 LTIP”) for the 2005-07 period. Payment of cash and stock awards were dependent on achieving certain relative performance against a selected peer group based on total shareholder return (“TSR”) and return on assets (“ROA”). Payment of the cash bonus is weighted 20% on TSR and 80% on ROA. Cash and stock bonuses earned under the TSR had been determined and were reflected in the Company’s definitive Proxy Statement relating to the Annual Shareholders Meeting to be held on May 7, 2008 (“2008 Proxy Statement”), and the cash amounts were reflected in column (g) of the Summary Compensation Table on page 25 of the 2008 Proxy Statement. The benchmark data used to measure performance on ROA was not available until after the 2008 Proxy Statement was filed with the Securities and Exchange Commission. Below is a revised Summary Compensation Table that includes the entire cash award earned under 2001 LTIP for the 2005-07 period in column (g). In addition, all of the Named Executive Officers (as defined below), except Mr. Murphy, also earned stock awards under the ROA component for the 2005-07 period under the 2001 LTIP in the following amounts: 7,556 shares for Mr. Naples; 419 shares for Mr. Featherstone; 983 shares for Mr. Barry; 983 shares for Mr. Harris; and 751 shares for Mr. Platzer. These awards are consistent with year-end estimated payouts warranting no adjustment to amounts expensed in accordance with FAS 123(R) as recognized for financial reporting purposes for the fiscal year ended December 31, 2007. See Note 13 of Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Accordingly, no adjustments to amounts listed in column (e) of the Summary Compensation Table below were made.

Summary Compensation Table

The table below summarizes the total compensation awarded to, paid to, or earned by each of our executive officers who are named in the table. In the 2008 Proxy Statement, we sometimes refer to this group of individuals as our “Named Executive Officers.”

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus(1) ($) (d)		Stock Awards(2) ($) (e)	Option Awards(2) ($) (f)	Non-Equity Incentive Plan Compensation(3) ($) (g)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($) (h)	All Other Compensation(5) ($) (i)	Total ($) (j)
Ronald J. Naples Chairman of the Board and Chief Executive Officer	2007 2006	644,167 611,208	0 267,641		397,151 72,186	253,033 104,431	1,123,868 861,000	1,465,000 0	50,690 36,423	3,933,909 1,952,889
Neal E. Murphy Vice President, Chief Financial Officer and Treasurer (until April 8, 2007)	2007 2006	79,342 288,350	0 50,000	(6)	0 33,828	0 36,304	0 147,350	0 118,000	15,954 17,677	95,296 691,509
Mark A. Featherstone Vice President, Chief Financial Officer and Treasurer (since April 9, 2007)	2007 2006	204,589 159,900	7,551 10,569		27,173 6,663	0 0	118,413 72,536	0 0	16,306 12,535	374,032 262,203
Michael F. Barry Sr. Vice President and Managing Director – North America	2007 2006	296,500 282,500	30,549 38,907		114,413 70,411	35,036 13,513	194,447 158,400	131,000 112,000	42,548 36,605	844,493 712,336
Mark A. Harris(7) Senior Vice President–Global Strategy and Marketing	2007 2006	281,408 261,045	30,549 38,053		106,639 70,411	24,968 13,513	153,343 146,586	63,122 17,303	72,070 43,423	732,099 590,334
Wilbert Platzer(7) Vice President and Managing Director – Europe	2007 2006	297,963 252,993	22,384 25,938		86,491 55,099	26,909 12,568	160,399 117,721	56,715 31,858	40,873 35,773	691,734 531,950

(1)	For 2007, includes for all Named Executive Officers (except Mr. Naples and Mr. Murphy), a discretionary bonus payment for the 2004-2006 period. For 2006, includes for all Named Executive Officers (except Mr. Murphy, who joined the Company in 2004) a discretionary bonus payment for the 2003-2005 period. See discussion under the caption “Discretionary Long-Term Incentive Payments” in the Compensation Discussion and Analysis section on page 18 of the 2008 Proxy Statement.
(2)	The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R) for outstanding equity awards under the Company’s 2001 Global Annual Incentive Plan (“GAIP”) and the Company’s 2001 and 2006 Long-Term Performance Incentive Plans. Assumptions used in the calculation of these amounts for 2007 are included in Note 13 of Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Mr. Murphy resigned, effective April 8, 2007. All outstanding non-vested equity awards were forfeited as of that date resulting in no FAS 123(R) expense being incurred in 2007 for Mr. Murphy’s equity awards.
(3)	The amounts in column (g) are incentive cash bonuses earned in 2007 and payable in 2008, and earned in 2006 and paid in 2007, under the Company’s GAIP and under the 2001 Long-Term Performance Incentive Plan (“2001 LTIP”). All bonuses for foreign-based participants are paid by the applicable local foreign affiliate. See discussion under the caption “Long-Term Incentives” in the Compensation Discussion and Analysis section on page 17 of the 2008 Proxy Statement.

(4)	The amounts shown in column (h) reflect the actuarial increase in the present value of the Named Executive Officer’s benefits under all pension plans established by the Company determined by using the interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. See Note 11 of Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The increase in the present value of Messrs. Naples’ and Barry’s benefits under all pension plans established by the Company reflects the higher annual bonus earned in 2006, but paid in 2007, after multiple years of limited or no annual bonuses.
(5)	Includes (i) matching contributions allocated by the Company to the U.S. based Named Executive Officers pursuant to the Company’s Retirement Savings Plan (for 2007, $14,500 for Mr. Naples; $13,449 for Mr. Murphy; $14,500 for Mr. Featherstone; $13,515 for Mr. Barry; and for 2006, $14,094 for Mr. Naples; $12,313 for Mr. Murphy; $11,761 for Mr. Featherstone; and $13,078 for Mr. Barry); (ii) the costs associated with the use of a Company-provided automobile consistent with regional compensation practices in Europe ($37,300 and $20,951 for 2007 and 2006, respectively, for Mr. Harris and $32,101 and $29,871 for 2007 and 2006, respectively, for Mr. Platzer); (iii) a transition payment to Mr. Harris of $24,000 in 2007 and $14,958 in 2006 associated with his transfer from our Dutch affiliate to our United Kingdom affiliate; (iv) dividends paid on time-based restricted stock awards (for 2007, $21,594 for Mr. Naples; $2,505 for Mr. Murphy; $1,806 for Mr. Featherstone; $11,551 for Mr. Barry; $10,770 for Mr. Harris; and $8,772 for Mr. Platzer; and for 2006, $8,385 for Mr. Naples; $5,364 for Mr. Murphy; $774 for Mr. Featherstone; $7,514 for Mr. Barry; $7,514 for Mr. Harris; and $5,902 for Mr. Platzer); and (v) life insurance premiums paid by Quaker ($14,596 and $13,944 for 2007 and 2006, respectively, for Mr. Naples and $17,482 and $16,013 for 2007 and 2006, respectively, for Mr. Barry).
(6)	Reflects $50,000 cash payment upon reaching the second-year anniversary of employment with the Company pursuant to Mr. Murphy’s employment agreement, effective July 22, 2004.
(7)	Mr. Platzer’s compensation is paid in Euros, and Mr. Harris’ compensation was paid in Euros until June 9, 2006, and then British pounds following his transfer to the Company’s United Kingdom operating subsidiary, effective June 12, 2006. All foreign currency amounts reflected in this table were converted to U.S. dollars at the spot rate in effect on December 31 of the year for which the information is reported.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAKER CHEMICAL CORPORATION Registrant

Date: April 24, 2008	By:	/S/ D. JEFFRY BENOLIEL
D. Jeffry Benoliel
Vice President, Secretary and General Counsel